Exhibit 99.1

United States Bankruptcy Court Southern District of Texas ENTERED June 13, 2023 Nathan Ochsner, Clerk

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE SOUTHERN DISTRICT OF TEXAS

HOUSTON DIVISION

In re:	Chapter 15

Diebold Nixdorf Dutch Holding B.V.,	Case No. 23-90729

Debtor in a foreign proceeding.	Re: Docket No. 2

ORDER SCHEDULING HEARING AND SPECIFYING FORM AND MANNER

OF SERVICE OF NOTICE PURSUANT TO SECTIONS 1515 AND 105(A)

OF BANKRUPTCY CODE AND BANKRUPTCY RULES 2002 AND 9007

Upon the motion (the “Motion”)1 of Carlin Adrianopoli, the foreign representative (the “Foreign Representative”) of the above-captioned debtor (the “Netherlands Debtor”) for entry of an order pursuant to sections 105(a) and 1515 of title 11 of the United States Code (the “Bankruptcy Code”) and Rules 2002 and 9007 of the Federal Rules of Bankruptcy Procedure (the “Bankruptcy Rules”), scheduling a hearing and specifying the form and manner of service of notice (the “Order”), all as more fully described in the Motion; and this Court having jurisdiction to consider the Motion pursuant to 28 U.S.C. § 1334; and consideration of the Motion and the relief requested therein being a core proceeding pursuant to 28 U.S.C. § 157(b); and the Netherlands Debtor having consented to the Court’s authority to enter a final order consistent with Article III of the United States Constitution; and venue being proper before this Court pursuant to 28 U.S.C. § 1410; and due and proper notice of the Motion having been provided; and it appearing that no other or further notice need be provided; and upon review of the Adrianopoli Chapter 11 Declaration, the Recognition Declarations and the Recognition Motion, filed contemporaneously with the Motion, and all of the proceedings had before the Court; and it appearing that the relief requested by the Motion is in the best interest of the Netherlands Debtor, its estate, its creditors and other parties in interest; and after due deliberation and sufficient cause appearing therefor; it is hereby ORDERED that:

1. The Recognition Hearing Notice, substantially in the form attached hereto as Exhibit 1, is hereby approved.

[1]	Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Motion.

2. Service of the Recognition Hearing Notice in accordance with this Order is hereby approved as adequate and sufficient notice and service on all interested parties.

3. Prior to mailing the Recognition Hearing Notice, the Foreign Representative may fill in any missing dates and other information, correct any typographical errors, conform the provisions thereof to the provision of this Order and make such other and further non-material, non-substantive changes as the Foreign Representative deems necessary or appropriate.

4. Bankruptcy Rule 1011 does not apply to chapter 15 petitions and, therefore, the summons requirements in Bankruptcy Rule 1011(b) are inapplicable to the Verified Petition and the Recognition Motion.

5. All notice requirements specified in section 1514 of the Bankruptcy Code are hereby waived or otherwise deemed inapplicable to this case.

6. The Recognition Hearing is scheduled for July 12 at 2:30 p.m. (prevailing Central Time), in Courtroom 400 of the United States Bankruptcy Court for the Southern District of Texas, 515 Rusk Street, 4th Floor, Houston, Texas 77002.

7. The Foreign Representative shall serve, or cause to be served, copies of the Recognition Hearing Notice and all exhibits thereto, which includes the Moratorium Order, the Recognition Motion (including the proposed Final Order), the Adrianopoli Chapter 11 Declaration and the Recognition Declarations, by United States or Dutch mail, first-class postage-prepaid, on the Notice Parties within three (3) business days of entry of this Order.

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8. The Foreign Representative shall serve, or cause to be served, the Recognition Hearing Notice and any subsequent notices upon any party that files a notice of appearance in the Chapter 15 Case, within five (5) business days of the filing of such notice of appearance, if such documents have not already been served on such party (or its counsel).

9. The Foreign Representative shall serve, or cause to be served, all pleadings filed by the Foreign Representative in the Chapter 15 Case on the Master Service List, including any party requesting to be added thereto, by United States or Dutch mail, first-class postage-prepaid.

10. Responses or objections to the Verified Petition and the Recognition Motion and the relief requested therein must be made pursuant to the Bankruptcy Code, the Bankruptcy Rules and the Bankruptcy Local Rules for the Southern District of Texas (the “Local Rules”) in writing and setting forth the basis therefore. Such responses must be filed no later than July 5, 2023, at 4:00 p.m. (prevailing Central Time).

11. Notwithstanding any applicability of any Bankruptcy Rules, the terms and conditions of this Order shall be immediately effective and enforceable upon its entry.

12. The Foreign Representative is authorized to take all actions necessary to effectuate the relief granted pursuant to this Order in accordance with the Motion.

13. This Court retains exclusive jurisdiction to hear and determine all matters arising from or related to the implementation, interpretation or enforcement of this Order.

Signed: June 13, 2023.

/s/ DAVID R. JONES
DAVID R. JONES
UNITED STATES BANKRUPTCY JUDGE

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Exhibit 1

Notice of Recognition Hearing

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE SOUTHERN DISTRICT OF TEXAS

HOUSTON DIVISION

In re:	Chapter 15

Diebold Nixdorf Dutch Holding B.V.,	Case No. 23-90729

Debtor in a foreign proceeding.

NOTICE OF (I) CHAPTER 15 PETITION,

(II) THE FOREIGN REPRESENTATIVE’S (A) MOTION FOR

RECOGNITION OF FOREIGN MAIN PROCEEDING, OR, IN THE

ALTERNATIVE, FOREIGN NON-MAIN PROCEEDING, AND (B) REQUEST FOR

CERTAIN RELATED RELIEF AND (III) COURT’S INTENTION TO

COMMUNICATE WITH FOREIGN COURT AND FOREIGN REPRESENTATIVE

On June 12, 2023, Carlin Adrianopoli, in his capacity as the foreign representative (the “Foreign Representative”) of the above-captioned debtor (collectively, the “Netherlands Debtor”), which is the subject of a proceeding (the “Dutch Scheme Proceeding”) currently pending before the District Court of Amsterdam (the “Dutch Court”) pursuant to the Dutch Act on Confirmation of Extrajudicial Plans (Wet homologatie onderhands akkoord) (the “Dutch Restructuring Law”), filed (i) petition for relief (the “Petition”) under chapter 15 of title 11 of the United States Code (the “Bankruptcy Code”), and (ii) the Foreign Representative’s (I) Motion for Recognition of Foreign Main Proceeding, or, in the Alternative, Foreign Non-Main Proceeding and (II) Request for Certain Related Relief (the “Recognition Motion”), seeking recognition of the Dutch Scheme Proceeding as a foreign main proceeding, or in the alternative, foreign non-main proceeding, pursuant to section 1515 of the Bankruptcy Code and other related relief, in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”). Parties can obtain a copy of all documents filed electronically with the Court in this case and relevant documents filed with the Dutch Court in the Dutch Scheme Proceeding, and find important dates and deadlines free of charge by visiting the websites maintained by the Netherlands Debtor’s notice and claims agent, Kroll Restructuring Administration LLC, at http://cases.ra.kroll.com/DieboldNixdorf (for the Recognition Proceeding). Copies of the: (i) Recognition Motion, (ii) Declaration of Carlin Adrianopoli, as Foreign Representative of the Netherlands Debtor, in Support of (I) Foreign Representative’s Motion for Recognition of Foreign Main Proceeding, Or, In the Alternative, Foreign Non-Main Proceeding, (II) Voluntary Chapter 15 Petition and (III) Emergency Motion for Entry of Order Scheduling Hearing and Specifying Form and Manner of Service of Notice (the “Adrianopoli Declaration”), (iii) Declaration of Jasper R. Berkenbosch as Dutch Counsel to the Foreign Representative in Support of (I) Foreign Representative’s Motion for Recognition of Foreign Proceeding, (II) Voluntary Chapter 15 Petition, and (III) Emergency Motion for Entry of Order Scheduling Hearing and Specifying Form and Manner of Service of Notice (the “Berkenbosch Declaration”), (iv) Declaration of Henk Schouten in Support of Foreign Representative’s (I) Motion for Recognition of Foreign Main Proceeding, or, in the Alternative, Foreign Non-Main Proceeding and (II) Request for Certain Related Relief (the “Schouten Declaration”) and (v) Declaration of Carlin Adrianopoli, Financial Advisor for Debtor Diebold Nixdorf, Incorporated, in Support of First Day Motions of Debtors and Debtors in Possession (the “Adrianopoli Chapter 11 Declaration”) are attached hereto as Exhibit 1, Exhibit 2, Exhibit 3, Exhibit 4 and Exhibit 5, respectively.

Among other things, the Verified Petition seeks the entry of an order granting recognition of the Dutch Scheme Proceeding.

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The Bankruptcy Court has scheduled a hearing for 2:30 p.m. on July 12, 2023 (prevailing Central Time) to consider approval of the Verified Petition and granting of the relief requested by the Foreign Representative in the Recognition Motion (the “Recognition Hearing”), including recognition of the Dutch Scheme Proceeding as a foreign main proceeding, or, in the alternative, foreign non-main proceeding, under chapter 15 of the Bankruptcy Code and giving full force and effect to orders entered in the Dutch Scheme Proceeding, including the moratorium order (the “Moratorium Order”) entered on June 8, 2023. The Moratorium Order is annexed hereto as Exhibit 6, and a certified English translation is annexed hereto as Exhibit 7.

Any party-in-interest wishing to submit a response or objection to the Verified Petition or the relief requested by the Foreign Representative in the Recognition Motion, must do so in accordance with the Bankruptcy Code, the Federal Rules of Bankruptcy Procedure and the Bankruptcy Local Rules of the United States Bankruptcy Court for the Southern District of Texas. Such response or objection must be in writing and set forth the basis therefor and must be filed with the Bankruptcy Court at United States Bankruptcy Court for the Southern District of Texas, Attention: Clerk of Court, 515 Rusk Street, 5th Floor, Houston, Texas 77002, on or before 4:00 p.m. (prevailing Central Time) on July 5, 2023.

All parties in interest opposed and wishing to object to the Netherlands Debtor’s Verified Petition or the relief requested by the Foreign Representative in the Recognition Motion must appear at the Recognition Hearing at the time and place set forth herein.

If no response or objection is timely filed and served as provided above, the Bankruptcy Court may grant the relief requested by the Foreign Representative without further notice or hearing.

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Hearing Participation

Hearings in this matter, including the Recognition Hearing, shall take place at the United States Bankruptcy Court for the Southern District of Texas, Courtroom 400, 4th Floor, 515 Rusk Street, Houston, Texas 77002. Unless otherwise ordered, all hearings in this matter shall be hybrid hearings consistent with Section H of the Procedures for Complex Cases in the Southern District of Texas. Parties may participate in hearings either in person or by an audio and video connection.

Audio communication will be by use of the Court’s dial-in facility. You may access the facility at (832) 917-1510. Once connected, you will be asked to enter the conference room number. Judge Jones’s conference room number is 205691.

Video communication will be by use of the GoToMeeting platform. Connect via the free GoToMeeting application or click the link on Judge Jones’s home page. The meeting code is “JudgeJones”. Click the settings icon in the upper right corner and enter your name under the personal information setting.

Hearing appearances must be made electronically in advance of both electronic and in-person hearings. To make your appearance, click the “Electronic Appearance” link on Judge Jones’s home page. Select the case name, complete the required fields and click “Submit” to complete your appearance.

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Dated: [_________], 2023

            Houston, Texas

/s/
JACKSON WALKER LLP	JONES DAY
Matthew D. Cavenaugh (TX Bar No. 24062656)	Heather Lennox (pro hac vice pending)
Kristhy M. Peguero (TX Bar No. 24102776)	T. Daniel Reynolds (pro hac vice pending)
Victoria Argeroplos (TX Bar No. 24105799	North Point
1401 McKinney Street, Suite 1900	901 Lakeside Avenue
Houston, Texas 77010	Cleveland, Ohio 44114
Telephone: (713) 752-4200	Telephone:	(216) 586-3939
Facsimile: (713) 752-4221	Facsimile:	(216) 579-0212
Email: mcavenaugh@jw.com	Email:	hlennox@jonesday.com
kpeguero@jw.com		tdreynolds@jonesday.com
vargeroplos@jw.com

- and -

JONES DAY
Daniel T. Moss (pro hac vice pending)
Nicholas J. Morin (pro hac vice pending)
250 Vesey Street
New York, New York 10281
	Telephone:	(212) 326-3939
	Facsimile:	(212) 755-7306
	Email:	dtmoss@jonesday.com
nmorin@jonesday.com

Counsel for Carlin Adrianopoli as Foreign Representative of the Netherlands Debtor

Exhibit 1

Recognition Motion

[TO BE FILED]

Exhibit 2

Adrianopoli Declaration

[TO BE FILED]

Exhibit 3

Berkenbosch Declaration

[TO BE FILED]

Exhibit 4

Schouten Declaration

[TO BE FILED]

Exhibit 5

Adrianopoli Chapter 11 Declaration

[TO BE FILED]

Exhibit 6

Moratorium Order

[TO BE FILED]

Exhibit 7

Certified English Translation of Moratorium Order

[TO BE FILED]